AG-BAG INTERNATIONAL LIMITED
                        2320 SE AG-BAG LANE
                       WARRENTON, OREGON  97146


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF AG-BAG INTERNATIONAL LIMITED:

               The annual meeting of stockholders of Ag-Bag International Limited (the "Company") will be held at the offices of the Company, 2320 SE Ag-Bag Lane, Warrenton, Oregon, on Monday, June 3, 1996, at 9:00 a.m. Pacific Daylight Time, for the following purposes:

               1. Electing two directors to serve for a three-year term and until their successors are elected and qualified; and

               2. Transacting such other business as may properly come before the meeting or any adjournments thereof.

               The Board of Directors has fixed the close of business on April 24, 1996 as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              Roy I. Anderson, Secretary
April 29, 1996



               ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE COULD SAVE THE COMPANY THE EXPENSE OF A FOLLOW-UP MAILING.

                  AG-BAG INTERNATIONAL LIMITED
                      2320 SE AG-BAG LANE
                    WARRENTON, OREGON  97146
                        (503) 861-2437

             ______________________________________

                        PROXY STATEMENT
             ______________________________________

                ANNUAL MEETING OF STOCKHOLDERS
                 AG-BAG INTERNATIONAL LIMITED
                        TO BE HELD AT
                 AG-BAG INTERNATIONAL LIMITED
                     2320 SE AG-BAG LANE
                      WARRENTON, OREGON

                JUNE 3, 1996 AT 9:00 A.M. PDT

             ______________________________________




                PERSONS MAKING THIS SOLICITATION

               The accompanying proxy is solicited by the Board of Directors of Ag-Bag International Limited, a Delaware corporation, 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146 (the "Company"). Copies of this proxy statement and the accompanying proxy are being mailed to the stockholders on or about April 29, 1996.

               The expense of this solicitation will be paid by the Company. Solicitations will be made by the Company primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, solicitations made by the Company may also be made by telephone, telegraph or personal interview. Such further solicitation, if any, will be made by regular employees of the Company who will not be additionally compensated therefor. The Company will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing.

                            VOTING

               Only stockholders of record at the close of business on April 24, 1996, are entitled to notice or, and to vote at, the meeting. At the close of business on that date, the Company had 12,053,741 shares of common stock, $0.01 par value per share ("Common Stock") outstanding.

               Each share of Common Stock outstanding on the record date is entitled to one vote per share at the annual meeting of stockholders. Shares of Common Stock represented in person or by proxy at the annual meeting (including abstentions and broker non-votes) will be counted in determining that a quorum is present. A plurality of votes cast at the annual meeting is required to elect the directors. Broker non-votes will not be treated as votes cast at the meeting and therefore, will not be counted in calculating a plurality. Proxies withholding authority to vote for a nominee will be treated as votes cast. There are no cumulative voting rights.

               When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the proposal as indicated in the proxy and such votes will be counted toward determining a quorum.

                       REVOCABILITY OF PROXY

        Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by
(i) giving written notice of revocation to the Secretary of the Company,
(ii) delivering a later-dated proxy to the Company, or (iii) attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

                        ELECTION OF DIRECTORS

               The Company has a classified Board of Directors consisting of two Class I directors, Messrs. Anderson and Foster, two Class II directors, Messrs. Leahy and Schuette, and two Class III directors, Messrs. Inman and Cunningham. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at that annual meeting.

               The nominees for election as Class I directors are Roy I. Anderson and Michael W. Foster. They have consented to serve as directors, if elected. Messrs. Anderson and Foster are members of the present Board. The Class I directors to be elected at the 1996 annual meeting will serve until the annual meeting of stockholders in 1999 and until their successors are elected and qualified.

               Unless authority to vote for a director or directors is withheld, the accompanying proxy, if properly executed and returned, will be voted for the election of the nominees named below. There is no cumulative voting for directors.

               The following table sets forth information with respect to each person nominated for election as a Class I director and each other director, including their names and ages as of April 29, 1996, business experience during the past five years and directorships in other corporations.

                                      Director              Business
Name                          Age     Since                 Experience
____                          ___     ________              __________

CLASS I (NOMINEES FOR TERMS OF OFFICE TO EXPIRE IN 1999):
_______

Roy I. Anderson               76      1990           Director and Secretary
                                                     of the Company (since
                                                     1990); sole practitioner
                                                     (legal, 1948 to present).

Michael W. Foster             55      1990           Director of the Company
                                                     (since 1990); President
                                                     of Oregon Pacific
                                                     Industries of LaPine,
                                                     Oregon (pallet mill
                                                     operation) (1988 to
                                                     1995); President of
                                                     Astoria Pacific
                                                     Industries, Inc.
                                                     (investment company)
                                                     (since 1989); Director
                                                     of Collins Northwest,
                                                     Inc. (communications)
                                                     (since 1993); President
                                                     and Director of Airporter
                                                     Marketing Company, Inc.
                                                     (marketing company) (since
                                                     1995); Director of
                                                     Investors Marketing
                                                     Company, Inc.
                                                     (investment company)
                                                     (since 1995); educator
                                                     (since 1976).

CLASS II (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 1997):
________
Michael B. Leahy              61      1994           Director (since 1994);
                                                     self-employed investor.

Arthur P. Schuette            56      1990           Director (since 1990) and
                                                     Vice President of Sales
                                                     of the Company (since
                                                     1991); Treasurer of the
                                                     Company (1990-1991) and
                                                     Ag-Bag Corporation
                                                     (1983-1991), a former
                                                     subsidiary.



                              3

CLASS III (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 1998):
_________

Larry R. Inman                45      1990           Director, Chairman of the
                                                     Board and Chief
                                                     Executive Officer of the
                                                     Company (since 1990);
                                                     President of the Company
                                                     since 1993; President of
                                                     Ag-Bag Corporation (1984-
                                                     1989) and Chairman (1989-
                                                     1994) of Ag-Bag
                                                     Corporation (former
                                                     subsidiary).

Lemuel E. ("Book")            74      1990           Director and Vice
                                                     President of the
                                                     Cunningham Company
                                                     (since 1990); Owner/
                                                     operator of Post Oaks
                                                     Ranch and Cunningham
                                                     Cattle and Feed Company
                                                     (since 1958).


Directors' Meetings and Standing Committees
___________________________________________

               MEETINGS. During 1995, six meetings of the Board of Directors were held. All directors attended more than 75% of the aggregate number of meetings of the Board and committees of which such director was a member.

               COMMITTEES. The Company has a standing Audit Committee which reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, as required by the NASD and its NASDAQ and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, account procedures and policies, and financial and accounting controls.
The current members of the Audit Committee are directors Foster and Leahy. The Audit Committee held one meeting in 1995.

               The Company also has a committee of three disinterested directors who administer and make awards under the Company's stock option plan and its employee stock ownership plan. The current members of the committee are directors Foster, Leahy and Anderson. It held one meeting in 1995.

               The Board of Directors does not have standing compensation or nominating committees. The Board of Directors will consider nominees for the Board that are recommended by stockholders. Any stockholder who wishes to recommend nominees for election as a director at the 1997 annual meeting should submit his or her recommendations in writing no later than December 29, 1996, to the Company, Attention: Corporate Secretary, 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146. The stockholder should specify the name of each proposed nominee and should set forth information as to the nominee's qualifications for membership on the Board.

               COMPENSATION. The members of the Board of Directors do not receive compensation for serving as members of the Board.

               SECURITY OWNERSHIP OF BENEFICIAL OWNERS

               The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 10, 1996, by
(i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.

                                                            Amount and
                                                            Nature of              Percent of
Name and Address of                                         Beneficial             Class
Beneficial Owner                                            Ownership              Outstanding
___________________                                         __________             ___________

Lemuel E. Cunningham                                        1,306,657      (1)            10.84%
7000 W. Seven Rivers Dr.
Crystal River, FL  32629

Larry R. Inman                                                991,940                      8.23%
753 Fifth Street
Hammond, OR  97121

Roy I. Anderson                                               545,371                      4.52%
1555 Washington Street
Blair, NE  68008

Arthur P. Schuette                                            267,959      (2)             2.22%
513 Porter's Neck Road
Wilmington, NC  28405

Michael W. Foster                                             211,318      (3)             1.75%
1636 Irving Street
Astoria, OR  97103

Michael B. Leahy                                               70,000      (4)              .58%
2944 S.W. Montgomery Dr.
Portland, OR 97201

All directors and executive officers
  as a group (9 persons)                                    3,764,254                     31.23%
______________________________


                              5

        <F1>   Held in trust by the Lemuel E. Cunningham Living Trust, of which Lemuel E. Cunningham and Naomi Ruth Cunningham are the trustees.

        <F2>   Held jointly with his wife, except for 980 shares held
               directly.

        <F3>   Mr. Foster is the beneficial owner of 211,318 shares,
               consisting of (i) 181,200 shares owned directly, and (ii) 30,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the largest stockholder.

        <F4>   Includes 35,000 shares owned by Mr. Leahy as Trustee for the benefit of his wife Ann Leahy and 35,000 shares owned by Ann Leahy as Trustee for the benefit of Mr. Leahy.

                        EXECUTIVE COMPENSATION

               The following table sets forth certain information regarding compensation paid or to be paid by the Company to (1) all individuals serving as Chief Executive Officer during the last fiscal year and (2) each of the four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000:

                            SUMMARY COMPENSATION TABLE

                                                                        Long-Term Compensation
                                                                        _______________________
                                 Annual Compensation                  Awards            Pay-outs
                                 ___________________
                                                  Other      Restricted    Securities     LTIP      Other
Name and                                          Annual     Stock         Underlying     Pay-      Compen-
Principal                     Salary     Bonus    Compen-    Award(s)      Options/       outs      sation
Position           Year         ($)       ($)     sation($)    ($)         SARs (#)        ($)        ($)
______________________________________________________________________________
Larry              1995       99,000     16,583
Inman,             1994       98,400     39,947        (1)
Chief              1993       98,112          0
Executive
Officer

        <F1>   Perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for any of the periods indicated.



        No options or stock appreciation rights were granted during 1995. The following table summarizes aggregated options and stock appreciation rights exercised during 1995 by executive officers of the Company named in the Summary Compensation Table:

                   AGGREGATED OPTION/SAR EXERCISES
            IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
            ________________________________________________

                                                                           Number of Securities                  Value of
                                                                           Underlying                            Unexercised
                                                                           Unexercised                           In-the-Money
                                                                           Options/SARs at                       Options/SARs at
                                                                           FY-End (#)                            FY-End ($)
                  Shares
                  Acquired on                Value Realized                Exercisable/                          Exercisable/
Name              Exercise (#)                    ($)                      Unexercisable                         Unexercisable
________________________________________________________________________________________________________________________________

Larry Inman            0                          $0                               0                                    $0
________________________________________________________________________________________________________________________________

                COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

               Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10% of the Company's Common Stock file certain reports regarding their ownership of and changes in their ownership of the Company's securities with the Securities and Exchange Commission.

               Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1995, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by
Section 16 on a timely basis.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               On December 11, 1989, Roy I. Anderson loaned the Company $225,000, which was evidenced by a promissory note bearing interest at the rate of 12% per annum. The remaining principal balance of $125,000 plus accrued interest was renegotiated effective November 1993 to be due and payable on December 31, 1995. The promissory note was paid off on December 10, 1995.

               As of December 31, 1991, the Company had outstanding a loan from Lemuel E. Cunningham in the amount of $250,000. It is evidenced by a promissory note dated July 17, 1989, which bears interest at the rate of 12% per annum and was renegotiated effective November 1993 to be due on December 31, 1995. The promissory note was paid off on December 10, 1995.

               On April 25, 1995, Roy I. Anderson loaned the Company $75,000, which was evidenced by a promissory note bearing interest at the rate of 10% per annum. The company is making equal monthly payments on the promissory note which is to be paid off on April 30, 2000.

               Currently, there are 174,000 outstanding shares of Preferred Stock, Series A, which are owned by the Lemuel E. Cunningham Trust and by members of his family. The Company has obtained and currently maintains life insurance on the life of Mr. Cunningham in the amount of $1,000,000 for the purpose of redeeming the Preferred Stock in the event of his death. In such event, the Company presently intends to redeem such Preferred Stock and may use any excess proceeds to reduce or retire any then outstanding loan or loans to the Company from Mr. Cunningham.


                        STOCKHOLDER PROPOSALS

               Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 1997 annual meeting must be received at the principal executive offices of the Company not later than December 29, 1996.


                   INDEPENDENT PUBLIC ACCOUNTANTS

               Effective May 6, 1994, the Company engaged KPMG Peat Marwick as its independent accountants and on May 9, 1994 the Company dismissed Price Waterhouse as its independent accountants.

               The reports of Price Waterhouse on the financial statements for the past two years of the Company did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Price Waterhouse was recommended by the Audit Committee and approved by the Board of Directors of the Company. During the two fiscal years immediately prior to dismissing Price Waterhouse, there have been no disagreements with Price Waterhouse on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

               Representatives of KPMG Peat Marwick are not expected to be present at the annual meeting and are not expected to make a statement at the annual meeting or be available to respond to questions.

                    TRANSACTION OF OTHER BUSINESS

               The Company is not aware of any other business to be presented at the annual meeting other than the matters described above. If other matters properly come before the meeting, the proxyholders intend to vote proxies in accordance with their best judgment on such matters.


                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Roy I. Anderson
                              Roy I. Anderson, Secretary

                      SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934
                        (Amendment No.    )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to <SUBSECTION> 240.14a-11(c) or
<SUBSECTION> 240.14a-12

                        AG-BAG INTERNATIONAL LIMITED
___________________________________________________________________________
             (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.
/ /     $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
        1)  Title of each class of securities to which transaction applies:
        ______________________________________________________________________
        2)  Aggregate number of securities to which transaction applies:
        ______________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________________
        4)  Proposed maximum aggregate value of transaction:
        ______________________________________________________________________
        5)  Total fee paid:
        ______________________________________________________________________

/ /     Fee paid previously with preliminary materials.
/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)  Amount Previously Paid:
        ______________________________________________________________________
        2)  Form, Schedule or Registration Statement No.:
        ______________________________________________________________________
        3)  Filing Party:
        ______________________________________________________________________
        4)  Date Filed:
        ______________________________________________________________________

                    AG-BAG INTERNATIONAL LIMITED
                   ANNUAL MEETING -- JUNE 3, 1996
         THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Larry Inman and Lou Ann Tucker, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of stockholders of Ag-Bag International Limited to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon, on June 3, 1996, at 9:00 A.M. Pacific Daylight Time, or at any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1.     ELECTION OF CLASS I DIRECTORS - PROPOSED BY BOARD OF DIRECTORS

       / / FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.

       / /    WITHHOLD AUTHORITY to vote for all nominees listed below.

              ROY I. ANDERSON and MICHAEL W. FOSTER

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



_______________________________          ______________________________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                             Date: ___________________, 1996


                             ____________________________________________
                             Stockholder's Signature


                             ____________________________________________
                             Stockholder's Signature (if shares are held jointly)

                             Please date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable. When shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name by the president or other authorized officer.
                             If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE
_____________________________________________________________________
ENCLOSED ENVELOPE.
__________________